SUPPLEMENTAL INFORMATION

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2015

BASIS OF PRESENTATION

GENERAL INFORMATION
Unless the context indicates otherwise, references in the accompanying financial information (the "Supplemental") to the "Corporation" refer to General Growth Properties, Inc. and references to "GGP" or the "Company" refer to the Corporation, its direct and indirect subsidiaries, and consolidated and unconsolidated entities. Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States of America.

PROPERTY INFORMATION
The Company has presented information on its consolidated and unconsolidated properties ("Proportionate" or "at share") in certain schedules included within this Supplemental. This form of presentation offers insights into the financial performance and condition of the Company as a whole, given the significance of the Company's unconsolidated property operations that are owned through investments accounted for under the equity method.

NON-GAAP MEASURES
This Supplemental makes reference to net operating income (“NOI”), earnings before interest, taxes, depreciation and amortization ("EBITDA"), and funds from operations (“FFO”). NOI is defined as income from property operations after operating expenses have been deducted, but prior to deducting financing, administrative and income tax expenses. NOI excludes reduction in ownership as a result of sales or other transactions ("Sold Interests"). EBITDA is defined as NOI less certain property management and administrative expenses, net of management fees and other operational items. FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, less preferred unit distributions and preferred stock dividends, plus real estate related depreciation and amortization including adjustments for unconsolidated entities. NOI, EBITDA and FFO are presented in the Supplemental on a Proportionate basis, which includes GGP’s share of consolidated and unconsolidated properties. As GGP conducts substantially all of its business through GGP Operating Partnership, LP, and through GGP Limited Partnership and GGP Nimbus, LP (collectively the “Operating Partnerships”, which are 99% owned by GGP) and since the limited common units of the Operating Partnerships are included in total diluted weighted average FFO per share amounts, all FFO amounts in this Supplemental reflect the FFO of the Operating Partnerships.

In order to present GGP's operations in a manner most relevant to its operations, Company NOI, Company EBITDA, and Company FFO have been presented to exclude certain non-cash and non-recurring revenue and expenses. Same Store Company NOI is presented to exclude the periodic effects of acquisitions of new properties, reductions in ownership as a result of sales or other transactions, and certain redevelopments and other properties. Company NOI, EBITDA, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) attributable to common stockholders. For reference, as an aid in understanding management's computation of Company NOI, EBITDA, and FFO, a reconciliation of Company NOI to consolidated operating income, Company EBITDA, and Company FFO to net income (loss) in accordance with GAAP has been included in the "Reconciliation of Non-GAAP to GAAP Financial Measures" schedule.

TABLE OF CONTENTS

	Page		Page
Financial Overview		Asset Transactions:
GAAP Financial Statements:		Summary of Asset Transactions	15
Consolidated Balance Sheets	1	Sold Interests	16
Consolidated Statements of Operations	2
		Portfolio Operating Metrics:
Proportionate Financial Statements:		Key Operating Performance Indicators	17
Proportionate Balance Sheets	3	Signed Leases All Less Anchors	18
Overview	4	Lease Expiration Schedule and Top Ten Tenants	19
Company NOI, EBITDA, and FFO	5-6	Property Schedule	20-26
Reconciliation of Non-GAAP to GAAP Financial Measures	7-8
		Miscellaneous:
Debt:		Capital Information	27
Summary, at Share	9	Change in Total Common and Equivalent Shares	28
Detail, at Share	10-13	Development Summary	29-30
Summary of Debt Transactions	14	Capital Expenditures	31
		Corporate Information	32
		Glossary of Terms	33

This presentation contains forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements for a number of reasons. Readers are referred to the documents filed by General Growth Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this Supplemental. The Company disclaims any obligation to update any forward-looking statements.

SELECT SCHEDULE DEFINITIONS

Page	Schedule	Description
Proportionate Financial Schedules:
3	Proportionate Balance Sheet
The proportionate balance sheet adjusts GGP's GAAP balance sheet for noncontrolling interests and adds the Company's proportionate share of assets and liabilities related to investments accounted for under the equity method.

4	Overview	Summary of Company NOI, Same Store NOI, Company EBITDA and Company FFO on a proportionate basis.
5-6	Company NOI, EBITDA and FFO
Proportionate Results and FFO for the three and six months ended June 30, 2015 and 2014 adjusts GGP's consolidated results and FFO for noncontrolling interests and adds the Company's proportionate share of certain revenues and expenses included in NOI, EBITDA and FFO as defined in the Basis of Presentation. Company NOI, EBITDA and FFO exclude certain non-cash and non-recurring revenues and expenses that may not be indicative of future operations.

Portfolio Operating Metrics:
17	Key Operating Performance Indicators	Certain retail properties operating measures presented on a comparable basis. See Glossary of Terms for detailed descriptions.
20-26	Property Schedule
By Property, gross leasable area detail, including:
Anchor tenant listing
Ownership percentage
Gross leasable area by space type (mall, anchor, strip center, office)
Occupancy percentage

See Glossary of Terms for detailed descriptions.

GAAP Financial Statements

FINANCIAL OVERVIEW Consolidated Balance Sheets (In thousands)

	June 30, 2015	December 31, 2014

Assets:
Investment in real estate:
Land	$3,639,215	$4,244,607
Buildings and equipment	16,230,577	18,028,844
Less accumulated depreciation	(2,252,254)	(2,280,845)
Construction in progress	383,399	703,859
Net property and equipment	18,000,937	20,696,465
Investment in and loans to/from Unconsolidated Real Estate Affiliates	3,488,329	2,604,762
Net investment in real estate	21,489,266	23,301,227
Cash and cash equivalents	175,393	372,471
Accounts and notes receivable, net	823,704	663,768
Deferred expenses, net	172,940	184,491
Prepaid expenses and other assets	914,927	813,777
Total assets	$23,576,230	$25,335,734
Liabilities:
Mortgages, notes and loans payable	$13,756,412	$15,998,289
Investment in Unconsolidated Real Estate Affiliates	36,721	35,598
Accounts payable and accrued expenses	719,545	934,897
Dividend payable	157,901	154,694
Deferred tax liabilities	9,443	21,240
Junior Subordinated Notes	206,200	206,200
Total liabilities	14,886,222	17,350,918
Redeemable noncontrolling interests:
Preferred	153,339	164,031
Common	123,028	135,265
Total redeemable noncontrolling interests	276,367	299,296
Equity:
Preferred stock	242,042	242,042
Stockholders' equity	8,136,473	7,363,877
Noncontrolling interests in consolidated real estate affiliates	27,776	79,601
Noncontrolling interests related to Long-Term Incentive Plan Common Units	7,350	—
Total equity	8,413,641	7,685,520
Total liabilities, redeemable noncontrolling interests and equity	$23,576,230	$25,335,734

FINANCIAL OVERVIEW Consolidated Statements of Operations (In thousands, except per share)

	Three Months Ended		Six Months Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Revenues:
Minimum rents	$361,556	$385,011	$735,669	$774,263
Tenant recoveries	168,043	185,064	345,525	366,530
Overage rents	3,485	5,388	12,300	15,209
Management fees and other corporate revenues	26,731	17,717	45,817	34,403
Other	20,166	18,715	34,814	44,373
Total revenues	579,981	611,895	1,174,125	1,234,778
Expenses:
Real estate taxes	56,496	58,342	112,483	115,258
Property maintenance costs	12,903	14,135	32,784	35,559
Marketing	3,710	4,960	8,418	10,764
Other property operating costs	72,471	81,937	148,767	167,603
Provision for doubtful accounts	1,306	2,713	4,577	4,855
Property management and other costs	40,369	40,013	83,162	84,963
General and administrative	12,322	28,232	24,769	39,831
Depreciation and amortization	152,849	175,213	328,797	346,690
Total expenses	352,426	405,545	743,757	805,523
Operating income	227,555	206,350	430,368	429,255
Interest and dividend income	12,843	4,856	21,664	11,265
Interest expense	(142,747)	(175,118)	(315,398)	(354,164)
Gain (loss) on Foreign Currency	1,463	3,772	(21,448)	8,955
Gain from changes in control of investment properties and other	17,768	—	609,013	—
Income before income taxes, equity in income of Unconsolidated Real Estate Affiliates, discontinued operations, and allocation to noncontrolling interests	116,882	39,860	724,199	95,311
(Provision for) benefit from income taxes	(74)	(3,944)	11,085	(7,636)
Equity in income of Unconsolidated Real Estate Affiliates	13,278	19,320	24,530	26,477
Unconsolidated Real Estate Affiliates - gain on investment	297,767	—	309,787	—
Income from continuing operations	427,853	55,236	1,069,601	114,152
Discontinued operations	—	121,853	—	194,825
Net income	427,853	177,089	1,069,601	308,977
Allocation to noncontrolling interests	(5,913)	(3,365)	(12,932)	(7,217)
Net income attributable to GGP	421,940	173,724	1,056,669	301,760
Preferred stock dividends	(3,984)	(3,984)	(7,968)	(7,968)
Net income attributable to common stockholders	$417,956	$169,740	$1,048,701	$293,792
Basic Income Per Share:
Continuing operations	$0.47	$0.06	$1.18	$0.11
Discontinued operations	—	0.14	—	0.22
Total basic income per share	$0.47	$0.20	$1.18	$0.33
Diluted Income Per Share:
Continuing operations	$0.44	$0.05	$1.10	$0.11
Discontinued operations	—	0.13	—	0.20
Total diluted income per share	$0.44	$0.18	$1.10	$0.31

Proportionate Financial Statements

PROPORTIONATE FINANCIAL STATEMENTS Proportionate Balance Sheets (In thousands)

	As of June 30, 2015				As of December 31, 2014
	GAAP	Noncontrolling Interests	GGP Share of Unconsolidated Real Estate Affiliates	GGP Total Share	GGP Total Share

Assets:
Investment in real estate:
Land	$3,639,215	$(31,466)	$1,123,558	$4,731,307	$4,969,169
Buildings and equipment	16,230,577	(170,017)	8,113,902	24,174,462	24,064,383
Less accumulated depreciation	(2,252,254)	28,622	(1,336,558)	(3,560,190)	(3,383,945)
Construction in progress	383,399	(4)	473,023	856,418	769,361
Net property and equipment	18,000,937	(172,865)	8,373,925	26,201,997	26,418,968
Investment in and loans to/from Unconsolidated Real Estate Affiliates	3,488,329	—	(3,488,329)	—	—
Net investment in real estate	21,489,266	(172,865)	4,885,596	26,201,997	26,418,968
Cash and cash equivalents	175,393	(3,508)	198,561	370,446	512,717
Accounts and notes receivable, net	823,704	(2,514)	101,053	922,243	746,833
Deferred expenses, net	172,940	(1,258)	197,115	368,797	334,271
Prepaid expenses and other assets	914,927	(11,090)	447,532	1,351,369	1,251,894
Total assets	$23,576,230	$(191,235)	$5,829,857	$29,214,852	$29,264,683
Liabilities:
Mortgages, notes and loans payable	$13,756,412	$(154,864)	$5,514,609	$19,116,157	$19,810,810
Investment in Unconsolidated Real Estate Affiliates	36,721	—	(36,721)	—	—
Accounts payable and accrued expenses	719,545	(8,595)	351,828	1,062,778	1,166,426
Dividend payable	157,901	—	—	157,901	154,694
Deferred tax liabilities	9,443	—	141	9,584	21,338
Junior Subordinated Notes	206,200	—	—	206,200	206,200
Total liabilities	14,886,222	(163,459)	5,829,857	20,552,620	21,359,468
Redeemable noncontrolling interests:
Preferred	153,339	—	—	153,339	164,031
Common	123,028	—	—	123,028	135,265
Total redeemable noncontrolling interests	276,367	—	—	276,367	299,296

Equity:
Preferred stock	242,042	—	—	242,042	242,042
Stockholders' equity	8,136,473	—	—	8,136,473	7,363,877
Noncontrolling interests in consolidated real estate affiliates	27,776	(27,776)	—	—	—
Noncontrolling interest realted to Long-Term Incentive Plan Common Units	7,350	—	—	7,350	—
Total equity	8,413,641	(27,776)	—	8,385,865	7,605,919
Total liabilities, redeemable noncontrolling interests and equity	$23,576,230	$(191,235)	$5,829,857	$29,214,852	$29,264,683

PROPORTIONATE FINANCIAL STATEMENTS Overview (In thousands, except per share)

	Three Months Ended			Six Months Ended
	June 30, 2015	June 30, 2014	Percentage Change	June 30, 2015	June 30, 2014	Percentage Change

Same Store NOI [1]	$542,821	$523,860	3.6%	$1,079,758	$1,043,138	3.5%
Non-Same Store NOI [2]	5,392	3,027	n/a	8,554	6,087	n/a
Company NOI [3]	548,213	526,887	4.0%	1,088,312	1,049,225	3.7%

Company EBITDA [3]	508,481	484,957	4.9%	1,004,611	960,481	4.6%

Company FFO [4]	318,551	297,553	7.1%	627,886	589,974	6.4%
Company FFO per diluted share	$0.33	$0.31	5.5%	$0.65	$0.62	5.3%

Weighted average diluted common shares outstanding	959,116	945,559		959,778	949,217

1.
Includes lease termination fees of $4.9 million and $3.7 million for the three months ended June 30, 2015 and 2014, respectively and $15.8 million and $7.9 million for the six months ended June 30, 2015 and 2014, respectively.

2.	Non-Same Store NOI includes the periodic effects of acquisitions and certain redevelopments and other properties. See Property Schedule on pages 20-26 for individual property details.

3.	Refer to page 5-6 (Company NOI, EBITDA and FFO). Company NOI and Company EBITDA exclude the periodic effects of Sold Interests. See Glossary of Terms on page 33.

4.	Refer to page 5-6 (Company NOI, EBITDA and FFO). Company FFO includes the periodic effects of Sold Interests. See Glossary of Terms on page 33.

PROPORTIONATE FINANCIAL STATEMENTS Company NOI, EBITDA and FFO For the Three Months Ended June 30, 2015 and 2014 (In thousands)

	Three Months Ended June 30, 2015							Three Months Ended June 30, 2014
	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Sold Interests[1]	Proportionate	Adjustments [2]	Company	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Sold Interests[1]	Proportionate	Adjustments[2]	Company
Property revenues:
Minimum rents [3]	$361,556	$(4,106)	$127,484	$(884)	$484,050	$3,418	$487,468	$385,011	$(4,659)	$101,223	$(14,483)	$467,092	$4,691	$471,783
Tenant recoveries	168,043	(1,806)	56,073	(314)	221,996	—	221,996	185,064	(2,042)	42,299	(6,602)	218,719	—	218,719
Overage rents	3,485	(58)	2,902	(10)	6,319	—	6,319	5,388	(48)	2,063	(684)	6,719	—	6,719
Other revenue	20,157	(294)	6,144	(16)	25,991	—	25,991	18,759	(406)	3,306	(1,246)	20,413	—	20,413
Total property revenues	553,241	(6,264)	192,603	(1,224)	738,356	3,418	741,774	594,222	(7,155)	148,891	(23,015)	712,943	4,691	717,634
Property operating expenses:
Real estate taxes	56,496	(912)	17,830	(138)	73,276	(1,490)	71,786	58,342	(764)	13,145	(1,236)	69,487	(1,490)	67,997
Property maintenance costs	12,903	(102)	5,176	(28)	17,949	—	17,949	14,135	(125)	3,995	(587)	17,418	—	17,418
Marketing	3,710	(48)	2,069	(12)	5,719	—	5,719	4,960	(56)	1,574	(365)	6,113	—	6,113
Other property operating costs	72,471	(707)	25,745	(148)	97,361	(1,018)	96,343	81,937	(998)	19,893	(3,358)	97,474	(1,025)	96,449
Provision for doubtful accounts	1,306	(5)	463	—	1,764	—	1,764	2,713	(36)	68	25	2,770	—	2,770
Total property operating expenses	146,886	(1,774)	51,283	(326)	196,069	(2,508)	193,561	162,087	(1,979)	38,675	(5,521)	193,262	(2,515)	190,747
NOI	$406,355	$(4,490)	$141,320	$(898)	$542,287	$5,926	$548,213	$432,135	$(5,176)	$110,216	$(17,494)	$519,681	$7,206	$526,887
Management fees and other corporate revenues	26,731	—	—	—	26,731	—	26,731	17,717	—	—	—	17,717	—	17,717
Property management and other costs [4]	(40,369)	170	(7,825)	14	(48,010)	—	(48,010)	(40,013)	158	(6,852)	64	(46,643)	—	(46,643)
General and administrative	(12,322)	—	(6,131)	—	(18,453)	—	(18,453)	(28,232)	—	(2,626)	—	(30,858)	17,854	(13,004)
EBITDA	$380,395	$(4,320)	$127,364	$(884)	$502,555	$5,926	$508,481	$381,607	$(5,018)	$100,738	$(17,430)	$459,897	$25,060	$484,957
Depreciation on non-income producing assets	(2,901)	—	—	—	(2,901)	—	(2,901)	(3,801)	—	—	—	(3,801)	—	(3,801)
Interest and dividend income	12,843	387	588	—	13,818	(205)	13,613	4,856	773	487	—	6,116	(75)	6,041
Preferred unit distributions	(2,232)	—	—	—	(2,232)	—	(2,232)	(2,232)	—	—	—	(2,232)	—	(2,232)
Preferred stock dividends	(3,984)	—	—	—	(3,984)	—	(3,984)	(3,984)	—	—	—	(3,984)	—	(3,984)
Interest expense:					—							—
Mark-to-market adjustments on debt	(57)	—	496	—	439	(439)	—	(695)	(97)	375	(16)	(433)	433	—
Write-off of mark-to-market adjustments on extinguished debt	1,520	(136)	—	—	1,384	(1,384)	—	(2,451)	—	—	—	(2,451)	2,451	—
Interest on existing debt	(144,210)	1,652	(54,377)	456	(196,479)	—	(196,479)	(171,972)	1,907	(35,760)	4,541	(201,284)	—	(201,284)
Gain (loss) on foreign currency	1,463	—	—	—	1,463	(1,463)	—	3,772	—	—	—	3,772	(3,772)	—
(Provision for) benefit from income taxes	(74)	—	(61)	—	(135)	1,818	1,683	(3,944)	19	(51)	—	(3,976)	1,492	(2,484)
FFO from sold interests	—	—	—	428	428	(58)	370	7,134	—	258	12,905	20,297	43	20,340
	242,763	(2,417)	74,010	—	314,356	4,195	318,551	208,290	(2,416)	66,047	—	271,921	25,632	297,553
Equity in FFO of Unconsolidated Properties and Noncontrolling Interests	71,593	2,417	(74,010)	—	—	—	—	63,631	2,416	(66,047)	—	—	—	—
FFO [5]	$314,356	$—	$—	$—	$314,356	$4,195	$318,551	$271,921	$—	$—	$—	$271,921	$25,632	$297,553

Company FFO per diluted share							$0.33							$0.31

1.	Sold interests include reclassification of operations related to reductions in ownership as a result of sales or other transactions.

2.
Adjustments primarily relate to: straight-line rent, above/below market lease amortization, amortization of real estate tax stabilization agreement, amounts resulting from Urban litigation settlement, gain (loss) on foreign currency and the related provision for income taxes, and other non-comparable items.

3.
Adjustments include amounts for straight-line rent of ($11,403) and ($20,291) and above/below market lease amortization of $14,821 and $24,984 for the three months ended June 30, 2015 and 2014, respectively.

4.	Unconsolidated amounts include our share of management fees paid by these properties. Revenues associated with these fees are included in consolidated management fees and other corporate revenues.

5.	Proportionate FFO is presented in accordance with the NAREIT definition of FFO.

PROPORTIONATE FINANCIAL STATEMENTS Company NOI, EBITDA and FFO For the Six Months Ended June 30, 2015 and 2014 (In thousands)

	Six Months Ended June 30, 2015							Six Months Ended June 30, 2014
	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Sold Interests[1]	Proportionate	Adjustments [2]	Company	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Sold Interests[1]	Proportionate	Adjustments[2]	Company
Property revenues:
Minimum rents [3]	$735,669	$(8,196)	$236,191	$(9,554)	$954,110	$20,963	$975,073	$774,263	$(8,231)	$188,863	$(31,983)	$922,912	$20,501	$943,413
Tenant recoveries	345,525	(3,486)	105,625	(5,050)	442,614	—	442,614	366,530	(3,343)	84,719	(13,976)	433,930	—	433,930
Overage rents	12,300	(119)	5,907	(452)	17,636	—	17,636	15,209	(116)	4,317	(1,685)	17,725	—	17,725
Other revenue	34,804	(543)	12,007	(364)	45,904	—	45,904	44,418	(500)	6,514	(2,630)	47,802	—	47,802
Total property revenues	1,128,298	(12,344)	359,730	(15,420)	1,460,264	20,963	1,481,227	1,200,420	(12,190)	284,413	(50,274)	1,422,369	20,501	1,442,870
Property operating expenses:
Real estate taxes	112,483	(1,635)	31,211	(1,141)	140,918	(2,979)	137,939	115,258	(1,320)	26,680	(2,767)	137,851	(2,979)	134,872
Property maintenance costs	32,784	(226)	11,296	(314)	43,540	—	43,540	35,559	(226)	9,525	(1,330)	43,528	—	43,528
Marketing	8,418	(90)	4,114	(336)	12,106	—	12,106	10,764	(113)	3,324	(861)	13,114	—	13,114
Other property operating costs	148,767	(1,463)	49,299	(1,748)	194,855	(2,038)	192,817	167,603	(1,519)	40,371	(7,491)	198,964	(2,051)	196,913
Provision for doubtful accounts	4,577	(29)	2,015	(50)	6,513	—	6,513	4,855	(35)	507	(109)	5,218	—	5,218
Total property operating expenses	307,029	(3,443)	97,935	(3,589)	397,932	(5,017)	392,915	334,039	(3,213)	80,407	(12,558)	398,675	(5,030)	393,645
NOI	$821,269	$(8,901)	$261,795	$(11,831)	$1,062,332	$25,980	$1,088,312	$866,381	$(8,977)	$204,006	$(37,716)	$1,023,694	$25,531	$1,049,225
Management fees and other corporate revenues	45,817	—	—	—	45,817	—	45,817	34,403	—	—	—	34,403	—	34,403
Property management and other costs [4]	(83,162)	353	(15,412)	118	(98,103)	—	(98,103)	(84,963)	322	(13,846)	144	(98,343)	—	(98,343)
General and administrative	(24,769)	—	(6,646)	—	(31,415)	—	(31,415)	(39,831)	2	(2,829)	—	(42,658)	17,854	(24,804)
EBITDA	$759,155	$(8,548)	$239,737	$(11,713)	$978,631	$25,980	$1,004,611	$775,990	$(8,653)	$187,331	$(37,572)	$917,096	$43,385	$960,481
Depreciation on non-income producing assets	(5,583)	—	—	—	(5,583)	—	(5,583)	(6,526)	—	—	—	(6,526)	—	(6,526)
Interest and dividend income	21,664	773	1,294	—	23,731	(409)	23,322	11,265	773	1,033	—	13,071	(75)	12,996
Preferred unit distributions	(4,464)	—	—	—	(4,464)	—	(4,464)	(4,464)	—	—	—	(4,464)	—	(4,464)
Preferred stock dividends	(7,968)	—	—	—	(7,968)	—	(7,968)	(7,968)	—	—	—	(7,968)	—	(7,968)
Interest expense:					—							—
Mark-to-market adjustments on debt	130	(101)	878	(4)	903	(903)	—	(2,219)	(193)	745	(29)	(1,696)	1,696	—
Write-off of mark-to-market adjustments on extinguished debt	(13,351)	(136)	—	—	(13,487)	13,487	—	(9,831)	—	—	—	(9,831)	9,831	—
Interest on existing debt	(302,177)	3,111	(99,893)	5,171	(393,788)	—	(393,788)	(342,114)	3,014	(71,187)	9,673	(400,614)	—	(400,614)
Gain (loss) on foreign currency	(21,448)	—	—	—	(21,448)	21,448	—	8,955	—	—	—	8,955	(8,955)	—
(Provision for) benefit from income taxes	11,085	20	(163)	—	10,942	(7,243)	3,699	(7,636)	38	(145)	—	(7,743)	3,542	(4,201)
FFO from sold interests [5]	—	—	—	6,547	6,547	1,511	8,058	78,434	—	465	27,927	106,826	(66,557)	40,269
	437,043	(4,881)	141,853	1	574,016	53,871	627,887	493,886	(5,021)	118,242	(1)	607,106	(17,133)	589,973
Equity in FFO of Unconsolidated Properties and Noncontrolling Interests	136,972	4,881	(141,853)	(1)	(1)	—	(1)	113,221	5,021	(118,242)	1	1	—	1
FFO [6]	$574,015	$—	$—	$—	$574,015	$53,871	$627,886	$607,107	$—	$—	$—	$607,107	$(17,133)	$589,974

Company FFO per diluted share							$0.65							$0.62

1.	Sold interests include reclassification of operations related to reductions in ownership as a result of sales or other transactions.

2.
Adjustments primarily relate to: straight-line rent, above/below market lease amortization, amortization of real estate tax stabilization agreement, amounts resulting from Urban litigation settlement, gain on foreign currency and the related provision for income taxes, and other non-comparable items.

3.
Adjustments include amounts for straight-line rent of ($18,717) and ($27,881) and above/below market lease amortization of $39,680 and $48,382 for the six months ended June 30, 2015 and 2014, respectively.

4.	Unconsolidated amounts include our share of management fees paid by these properties. Revenues associated with these fees are included in consolidated management fees and other corporate revenues.

5.	Adjustments include a gain on extinguishment of debt of $66,680 for the six months ended June 30, 2014.

6.	Proportionate FFO is presented in accordance with the NAREIT definition of FFO.

PROPORTIONATE FINANCIAL STATEMENTS Reconciliation of Non-GAAP to GAAP Financial Measures (In thousands)

	Three Months Ended		Six Months Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014

Reconciliation of Company NOI to GAAP Operating Income
Company NOI	$548,213	$526,887	$1,088,312	$1,049,225
Adjustments for minimum rents, real estate taxes and other property operating costs [1]	(5,926)	(7,206)	(25,980)	(25,531)
Proportionate NOI	542,287	519,681	1,062,332	1,023,694
Unconsolidated Properties	(141,320)	(110,216)	(261,795)	(204,006)
NOI of Sold Interests	898	17,494	11,831	37,716
Noncontrolling interest in NOI Consolidated Properties	4,490	5,176	8,901	8,977
Consolidated Properties	406,355	432,135	821,269	866,381
Management fees and other corporate revenues	26,731	17,717	45,817	34,403
Property management and other costs	(40,369)	(40,013)	(83,162)	(84,963)
General and administrative	(12,322)	(28,232)	(24,769)	(39,831)
Depreciation and amortization	(152,849)	(175,213)	(328,797)	(346,690)
Gain (loss) on sales of investment properties	9	(44)	10	(45)
Operating income	$227,555	$206,350	$430,368	$429,255

Reconciliation of Company EBITDA to GAAP Net Income Attributable to GGP
Company EBITDA	$508,481	$484,957	$1,004,611	$960,481
Adjustments for minimum rents, real estate taxes, other property operating costs, and general and administrative [1]	(5,926)	(25,060)	(25,980)	(43,385)
Proportionate EBITDA	502,555	459,897	978,631	917,096
Unconsolidated Properties	(127,364)	(100,738)	(239,737)	(187,331)
EBITDA of Sold Interests	884	17,430	11,713	37,572
Noncontrolling interest in EBITDA of Consolidated Properties	4,320	5,018	8,548	8,653
Consolidated Properties	380,395	381,607	759,155	775,990
Depreciation and amortization	(152,849)	(175,213)	(328,797)	(346,690)
Interest income	12,843	4,856	21,664	11,265
Interest expense	(142,747)	(175,118)	(315,398)	(354,164)
Gain (loss) on foreign currency	1,463	3,772	(21,448)	8,955
(Provision for) benefit from income taxes	(74)	(3,944)	11,085	(7,636)
Equity in income of Unconsolidated Real Estate Affiliates	13,278	19,320	24,530	26,477
Unconsolidated Real Estate Affiliates - gain on investment	297,767	—	309,787	—
Discontinued operations	—	121,853	—	194,825
Gains from changes in control of investment properties and other	17,768	—	609,013	—
Gain (loss) on sales of investment properties	9	(44)	10	(45)
Allocation to noncontrolling interests	(5,913)	(3,365)	(12,932)	(7,217)
Net income attributable to GGP	$421,940	$173,724	$1,056,669	$301,760

1.Refer to Pages 5-6 (Company NOI, EBITDA and FFO).

PROPORTIONATE FINANCIAL STATEMENTS Reconciliation of Non-GAAP to GAAP Financial Measures (In thousands)

	Three Months Ended		Six Months Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014

Reconciliation of Company FFO to GAAP Net Income Attributable to GGP
Company FFO	$318,551	$297,553	$627,886	$589,974
Adjustments for minimum rents, property operating expenses, general and administrative, market rate adjustments, debt extinguishment, income taxes, and FFO from discontinued operations [1]	(4,195)	(25,632)	(53,871)	17,133
Proportionate FFO	314,356	271,921	574,015	607,107
Depreciation and amortization of capitalized real estate costs	(210,694)	(218,079)	(440,565)	(433,401)
Gain from changes in control of investment properties and other	17,768	—	609,013	—
Preferred stock dividends	3,984	3,984	7,968	7,968
Gain on sales of investment properties	8	117,417	11	123,716
Unconsolidated Real Estate Affiliates - gain on investment	297,767	—	309,787	—
Noncontrolling interests in depreciation of Consolidated Properties	1,921	2,268	3,956	3,931
Redeemable noncontrolling interests	(3,170)	(973)	(7,516)	(1,637)
Depreciation and amortization of discontinued operations	—	(2,814)	—	(5,924)
Net income attributable to GGP	$421,940	$173,724	$1,056,669	$301,760

Reconciliation of Equity in NOI of Unconsolidated Properties to GAAP Equity in Income of Unconsolidated Real Estate Affiliates
Equity in Unconsolidated Properties:
NOI	$141,320	$110,216	$261,795	$204,006
Net property management fees and costs	(7,825)	(6,852)	(15,412)	(13,846)
General and administrative and provisions for impairment	(6,131)	(2,626)	(6,646)	(2,829)
EBITDA	127,364	100,738	239,737	187,331
Net interest expense	(53,293)	(34,898)	(97,721)	(69,409)
Provision for income taxes	(61)	(51)	(163)	(145)
FFO of Sold Interests of Unconsolidated Properties	—	258	—	465
FFO of Unconsolidated Properties	74,010	66,047	141,853	118,242
Depreciation and amortization of capitalized real estate costs	(60,746)	(46,738)	(117,351)	(93,396)
Other, including gain on sales of investment properties	14	11	28	1,631
Equity in income of Unconsolidated Real Estate Affiliates	$13,278	$19,320	$24,530	$26,477

1.Refer to Page 5-6 (Company NOI, EBITDA and FFO).

DEBT

Debt Summary, At Share As of June 30, 2015 (In thousands)

				Maturities
	Coupon Rate	Proportionate Balance	Average Remaining Term (Years)	2015	2016	2017	2018	2019	2020	Subsequent	Total
Fixed Rate
Property Level Consolidated	4.45%	$11,560,576	7.0	$98,871	$237,798	$384,229	$118,892	$493,457	$1,534,314	$7,619,897	$10,487,458
Property Level Unconsolidated	4.30%	4,381,388	6.6	—	2,944	172,773	186,862	607,145	619,639	2,532,711	4,122,074
Corporate Consolidated	4.41%	3,404	0.4	573	—	—	—	—	—	—	573
Total Fixed Rate	4.41%	$15,945,368	6.9	$99,444	$240,742	$557,002	$305,754	$1,100,602	$2,153,953	$10,152,608	$14,610,105

Variable Rate
Property Level Consolidated	2.00%	$1,995,445	3.1	$—	$—	$—	$1,571,973	$395,500	$—	$—	$1,967,473
Property Level Unconsolidated	3.09%	1,160,951	4.5	—	—	—	16,250	515,240	598,910	30,000	1,160,400
Junior Subordinated Notes Due 2036	1.73%	206,200	20.8	—	—	—	—	—	—	206,200	206,200
Total Variable Rate	2.36%	$3,362,596	4.7	$—	$—	$—	$1,588,223	$910,740	$598,910	$236,200	$3,334,073

Total	4.05%	$19,307,964	6.5	$99,444	$240,742	$557,002	$1,893,977	$2,011,342	$2,752,863	$10,388,808	$17,944,178
		Weighted average interest rate		4.84%	4.40%	5.37%	2.29%	3.79%	3.78%	4.38%

		Total Amortization		$75,623	$166,164	$178,722	$178,324	$176,722	$171,379	$416,852	$1,363,786

						Total Maturities and Amortization [1,2]					$19,307,964

1.Reconciliation to GGP Proportionate Mortgages, Notes, and Loans Payable:

Total Mortgages, Notes, and Other Payables, from above	$19,307,964
Market rate adjustments, net	32,533
Junior Subordinated Notes Due 2036	(206,200)
Other loans payable	(18,140)
Total	$19,116,157

2. Reflects maturities and amortization for periods subsequent to June 30, 2015.

Debt Detail, At Share[1] As of June 30, 2015 (In thousands)

							Amortization
Property	Own%	Proportionate Balance	Maturity Year [2]	Balloon Pmt at Maturity	Coupon Rate	Parent Recourse as of 6/30/2015 [3]	2015	2016	2017	2018	2019	2020	Subsequent
Fixed Rate

Consolidated Property Level
Boise Towne Plaza	100%	$8,629	2015	$8,629	4.70%	No	$—	$—	$—	$—	$—	$—	$—
Paramus Park	100%	90,859	2015	90,242	4.86%	No	617	—	—	—	—	—	—
Brass Mill Center	100%	97,394	2016	93,347	4.55%	No	2,465	1,582	—	—	—	—	—
Lakeside Mall	100%	150,958	2016	144,451	4.28%	No	3,102	3,405	—	—	—	—	—
Apache Mall	100%	95,267	2017	91,402	4.32%	No	892	1,843	1,130	—	—	—	—
Four Seasons Town Centre	100%	81,074	2017	72,532	5.60%	No	1,881	4,940	1,721	—	—	—	—
Mall of Louisiana	100%	208,723	2017	191,409	5.82%	No	2,848	8,074	6,392	—	—	—	—
Provo Towne Center [4]	75%	29,975	2017	28,886	4.53%	No	274	566	249	—	—	—	—
Hulen Mall	100%	126,423	2018	118,702	4.25%	No	1,114	2,304	2,421	1,882	—	—	—
The Gallery at Harborplace - Other	100%	6,271	2018	190	6.05%	No	967	2,026	2,152	936	—	—	—
Coronado Center	100%	195,627	2019	180,278	3.50%	No	1,923	3,948	4,110	4,258	1,110	—	—
Governor's Square	100%	70,060	2019	66,488	6.69%	No	461	969	1,035	1,107	—	—	—
Oak View Mall	100%	78,467	2019	74,467	6.69%	No	515	1,085	1,160	1,240	—	—	—
Park City Center	100%	185,809	2019	172,224	5.34%	No	1,567	3,264	3,473	3,666	1,615	—	—
Fashion Place	100%	226,730	2020	226,730	3.64%	No	—	—	—	—	—	—	—
Mall St. Matthews	100%	186,662	2020	170,305	2.72%	No	—	1,985	4,067	4,181	4,297	1,827	—
Newgate Mall	100%	58,000	2020	58,000	3.69%	No	—	—	—	—	—	—	—
The Mall In Columbia	100%	350,000	2020	316,928	3.95%	No	1,532	6,279	6,531	6,794	7,067	4,869	—
Town East Mall	100%	160,270	2020	160,270	3.57%	No	—	—	—	—	—	—	—
Tucson Mall	100%	246,000	2020	246,000	4.01%	No	—	—	—	—	—	—	—
Tysons Galleria	100%	315,225	2020	282,081	4.06%	No	2,899	5,979	6,266	6,528	6,802	4,670	—
Visalia Mall	100%	74,000	2020	74,000	3.71%	No	—	—	—	—	—	—	—
Deerbrook Mall	100%	144,692	2021	127,934	5.25%	No	1,255	2,612	2,776	2,928	3,087	3,236	864
Fashion Show - Other	100%	4,391	2021	1,577	6.06%	Yes - Full	185	386	411	437	465	494	436
Fox River Mall	100%	176,619	2021	156,373	5.46%	No	1,455	3,038	3,238	3,422	3,616	3,796	1,681
Northridge Fashion Center	100%	235,389	2021	207,503	5.10%	No	2,098	4,362	4,627	4,871	5,129	5,369	1,430
Oxmoor Center	94%	84,615	2021	74,781	5.37%	No	709	1,479	1,574	1,662	1,755	1,841	814
Park Place	100%	188,040	2021	165,815	5.18%	No	1,641	3,414	3,626	3,821	4,026	4,217	1,480
Providence Place	94%	340,003	2021	302,577	5.65%	No	2,725	5,687	6,077	6,434	6,813	7,162	2,528
Rivertown Crossings	100%	159,565	2021	141,356	5.52%	No	1,308	2,728	2,910	3,077	3,254	3,417	1,515
Westlake Center - Land	100%	2,437	2021	2,437	12.90%	Yes - Full	—	—	—	—	—	—	—
White Marsh Mall	100%	190,000	2021	190,000	3.66%	No	—	—	—	—	—	—	—
Bellis Fair	100%	89,019	2022	77,060	5.23%	No	764	1,594	1,694	1,786	1,883	1,973	2,265
Coastland Center	100%	123,814	2022	102,621	3.76%	No	1,261	2,594	2,707	2,812	2,922	3,023	5,874
Coral Ridge Mall	100%	110,155	2022	98,394	5.71%	No	349	1,448	1,533	1,623	1,718	1,819	3,271
Greenwood Mall	100%	63,000	2022	57,469	4.19%	No	—	—	419	1,054	1,100	1,140	1,818
North Star Mall	100%	322,741	2022	270,113	3.93%	No	3,234	6,666	6,973	7,256	7,551	7,825	13,123
Rogue Valley Mall	100%	55,000	2022	48,245	4.50%	No	138	852	899	941	984	1,024	1,917
Spokane Valley Mall [4]	75%	45,012	2022	38,484	4.65%	No	401	833	879	921	965	1,006	1,523
The Gallery at Harborplace	100%	78,429	2022	68,096	5.24%	No	632	1,315	1,398	1,474	1,555	1,628	2,331
The Oaks Mall	100%	133,079	2022	112,842	4.55%	No	1,185	2,451	2,584	2,706	2,833	2,951	5,527
The Shoppes at Buckland Hills	100%	123,951	2022	107,820	5.19%	No	1,020	2,121	2,253	2,375	2,503	2,621	3,238
The Streets at Southpoint	94%	241,035	2022	207,909	4.36%	No	2,102	4,348	4,542	4,744	4,955	5,175	7,260
Westroads Mall	100%	150,312	2022	127,455	4.55%	No	1,337	2,769	2,919	3,056	3,200	3,333	6,243
Augusta Mall	100%	170,000	2023	170,000	4.36%	No	—	—	—	—	—	—	—
Boise Towne Square	100%	131,608	2023	106,372	4.79%	No	1,263	2,618	2,746	2,880	3,021	3,169	9,539
Crossroads Center (MN)	100%	102,676	2023	83,026	3.25%	No	1,118	2,293	2,379	2,459	2,541	2,617	6,243
Cumberland Mall	100%	160,000	2023	160,000	3.67%	No	—	—	—	—	—	—	—

Debt Detail, At Share[1] As of June 30, 2015 (In thousands)

							Amortization
Property	Own%	Proportionate Balance	Maturity Year [2]	Balloon Pmt at Maturity	Coupon Rate	Parent Recourse as of 6/30/2015 [3]	2015	2016	2017	2018	2019	2020	Subsequent

Meadows Mall	100%	157,012	2023	118,726	3.96%	No	2,044	4,212	4,402	4,582	4,770	4,950	13,326
Oglethorpe Mall	100%	150,000	2023	136,166	3.90%	No	—	—	—	1,058	2,648	2,739	7,389
Pecanland Mall	100%	89,620	2023	75,750	3.88%	No	779	1,607	1,682	1,749	1,819	1,882	4,352
Prince Kuhio Plaza	100%	43,532	2023	35,974	4.10%	No	400	827	867	903	942	977	2,642
Staten Island Mall	100%	255,770	2023	206,942	4.77%	No	2,476	5,131	5,381	5,643	5,918	6,207	18,072
Stonestown Galleria	100%	180,000	2023	164,720	4.39%	No	—	—	—	462	2,871	2,979	8,968
The Crossroads (MI)	100%	97,608	2023	80,833	4.42%	No	826	1,708	1,799	1,881	1,967	2,046	6,548
The Woodlands	100%	252,914	2023	207,057	5.04%	No	2,389	4,959	5,215	5,484	5,767	6,064	15,979
Baybrook Mall	100%	250,000	2024	212,423	5.52%	No	821	3,402	3,595	3,798	4,013	4,240	17,708
Fashion Show	100%	835,000	2024	835,000	4.03%	No	—	—	—	—	—	—	—
Jordan Creek Town Center	100%	214,967	2024	177,448	4.37%	No	1,829	3,783	3,980	4,160	4,348	4,520	14,899
The Maine Mall	100%	235,000	2024	235,000	4.66%	No	—	—	—	—	—	—	—
The Parks At Arlington	100%	250,000	2024	212,687	5.57%	No	814	3,371	3,564	3,767	3,983	4,210	17,604
Woodbridge Center	100%	250,000	2024	220,726	4.80%	No	—	—	2,395	3,777	3,964	4,128	15,010
Beachwood Place	100%	220,000	2025	184,350	3.94%	No	—	—	2,922	4,032	4,194	4,362	20,140
Pembroke Lakes Mall	100%	260,000	2025	260,000	3.56%	No	—	—	—	—	—	—	—
Valley Plaza Mall	100%	240,000	2025	206,847	3.75%	No	—	—	—	3,168	4,410	4,556	21,019
Willowbrook Mall	100%	360,000	2025	360,000	3.55%	No	—	—	—	—	—	—	—
North Point Mall	100%	250,000	2026	218,205	4.54%	No	—	—	—	—	984	4,050	26,761
The Shops at La Cantera	75%	262,500	2027	262,500	3.60%	No	—	—	—	—	—	—	—
Providence Place - Other	94%	36,399	2028	2,247	7.75%	No	1,628	1,757	1,897	1,825	1,740	1,878	23,427
Provo Towne Center Land	75%	2,249	2095	37	10.00%	Yes - Full	—	—	—	—	—	—	2,212
Consolidated Property Level		$11,560,576		$10,487,458	4.45%		$63,243	$134,614	$137,570	$139,620	$141,105	$139,990	$316,976

Unconsolidated Property Level
Shane Plaza	50%	$2,975	2016	$2,944	5.56%	No	$31	$—	$—	$—	$—	$—	$—
Riverchase Galleria [5]	50%	152,500	2017	152,500	5.65%	No	—	—	—	—	—	—	—
The Shops at Bravern	40%	21,077	2017	20,273	3.86%	No	223	460	121	—	—	—	—
Plaza Frontenac	55%	28,600	2018	28,600	3.04%	No	—	—	—	—	—	—	—
Saint Louis Galleria	74%	158,262	2018	158,262	3.44%	No	—	—	—	—	—	—	—
First Colony Mall	50%	91,513	2019	84,321	4.50%	No	760	1,573	1,645	1,720	1,494	—	—
Natick Mall	50%	225,000	2019	209,699	4.60%	No	584	3,593	3,762	3,939	3,423	—	—
The Grand Canal Shoppes	50%	313,125	2019	313,125	4.24%	No	—	—	—	—	—	—	—
Christiana Mall	50%	117,495	2020	108,697	5.10%	No	402	1,622	1,725	1,816	1,913	1,320	—
Kenwood Towne Centre	70%	153,876	2020	137,191	5.37%	No	1,337	2,784	2,964	3,131	3,306	3,163	—
Oakbrook Center	48%	202,725	2020	202,725	3.66%	No	—	—	—	—	—	—	—
Water Tower Place	47%	181,488	2020	171,026	4.36%	No	887	1,837	1,928	2,024	2,124	1,662	—
Northbrook Court	50%	64,862	2021	56,811	4.25%	No	560	1,156	1,206	1,259	1,313	1,370	1,187
Village of Merrick Park	55%	96,143	2021	85,797	5.73%	No	763	1,595	1,706	1,808	1,916	2,015	543
Whaler's Village	50%	40,000	2021	40,000	5.42%	No	—	—	—	—	—	—	—
Willowbrook Mall (TX)	50%	100,855	2021	88,965	5.13%	No	894	1,858	1,972	2,077	2,188	2,291	610
Ala Moana Center	63%	875,000	2022	875,000	4.23%	No	—	—	—	—	—	—	—
Bridgewater Commons	35%	105,000	2022	105,000	3.34%	No	—	—	—	—	—	—	—
Clackamas Town Center	50%	108,000	2022	108,000	4.18%	No	—	—	—	—	—	—	—
Florence Mall	50%	45,000	2022	45,000	4.15%	No	—	—	—	—	—	—	—
Carolina Place	50%	87,500	2023	75,542	3.84%	No	—	757	1,567	1,630	1,694	1,752	4,558
Galleria at Tyler	50%	94,401	2023	76,716	5.05%	No	864	1,797	1,889	1,987	2,089	2,197	6,862
Lake Mead and Buffalo	50%	1,980	2023	27	7.20%	No	92	194	209	224	241	259	734
Park Meadows	35%	126,000	2023	112,734	4.60%	No	—	—	—	1,996	2,091	2,189	6,990

Debt Detail, At Share[1] As of June 30, 2015 (In thousands)

							Amortization
Property	Own%	Proportionate Balance	Maturity Year [2]	Balloon Pmt at Maturity	Coupon Rate	Parent Recourse as of 6/30/2015 [3]	2015	2016	2017	2018	2019	2020	Subsequent
The Shoppes at River Crossing	50%	38,675	2023	35,026	3.75%	No	—	—	—	510	711	734	1,694
Union Square Portfolio	50%	25,000	2023	25,000	5.12%	No	—	—	—	—	—	—	—
Stonebriar Centre	50%	140,000	2024	120,886	4.05%	No	—	—	805	2,477	2,579	2,686	10,567
Alderwood	50%	177,500	2025	138,693	3.48%	No	1,643	3,374	3,512	3,638	3,769	3,888	18,983
Pinnacle Hills Promenade	50%	60,575	2025	48,805	4.13%	No	509	1,048	1,099	1,146	1,195	1,240	5,533
Altamonte Mall	50%	80,000	2025	69,045	3.72%	No	—	—	—	1,062	1,478	1,526	6,889
Towson Town Center	35%	113,761	2025	97,713	3.82%	No	—	—	—	681	2,093	2,175	11,099
Glendale Galleria	50%	215,000	2026	190,451	4.06%	No	—	—	—	—	—	922	23,627
Perimeter Mall	50%	137,500	2026	137,500	3.96%	No	—	—	—	—	—	—	—
Unconsolidated Property Level		$4,381,388		$4,122,074	4.30%		$9,549	$23,648	$26,110	$33,125	$35,617	$31,389	$99,876

Total Fixed - Property Level		$15,941,964		$14,609,532	4.41%		$72,792	$158,262	$163,680	$172,745	$176,722	$171,379	$416,852

Consolidated Corporate
Arizona Two (HHC)	100%	$3,404	2015	$573	4.41%	Yes - Full	$2,831	$—	$—	$—	$—	$—	$—
Consolidated Corporate		$3,404		$573	4.41%		$2,831	$—	$—	$—	$—	$—	$—

Total Fixed Rate Debt		$15,945,368		$14,610,105	4.41%		$75,623	$158,262	$163,680	$172,745	$176,722	$171,379	$416,852

Variable Rate

Consolidated Property Level
Columbia Mall	100%	$100,000	2018	$100,000	Libor + 175 bps	Yes - Full	$—	$—	$—	$—	$—	$—	$—
Columbiana Centre [6]	100%	130,816	2018	128,177	Libor + 175 bps	Yes - Full	—	746	1,393	500	—	—	—
Eastridge (WY) [6]	100%	48,228	2018	47,255	Libor + 175 bps	Yes - Full	—	275	514	184	—	—	—
Grand Teton Mall [6]	100%	48,859	2018	47,873	Libor + 175 bps	Yes - Full	—	279	520	187	—	—	—
Market Place Shopping Center	100%	113,425	2018	113,425	Libor + 240 bps	No	—	—	—	—	—	—	—
Mayfair [6]	100%	347,813	2018	340,796	Libor + 175 bps	Yes - Full	—	1,983	3,704	1,330	—	—	—
Mondawmin Mall [6]	100%	81,011	2018	79,377	Libor + 175 bps	Yes - Full	—	461	863	310	—	—	—
North Town Mall [6]	100%	89,207	2018	87,407	Libor + 175 bps	Yes - Full	—	509	950	341	—	—	—
Oakwood [6]	100%	76,913	2018	75,362	Libor + 175 bps	Yes - Full	—	438	819	294	—	—	—
Oakwood Center [6]	100%	91,413	2018	89,569	Libor + 175 bps	Yes - Full	—	520	974	350	—	—	—
Pioneer Place [6]	100%	188,185	2018	184,389	Libor + 175 bps	Yes - Full	—	1,072	2,004	720	—	—	—
Red Cliffs Mall [6]	100%	30,261	2018	29,650	Libor + 175 bps	Yes - Full	—	173	322	116	—	—	—
River Hills Mall [6]	100%	76,283	2018	74,744	Libor + 175 bps	Yes - Full	—	435	812	292	—	—	—
Sooner Mall [6]	100%	78,931	2018	77,338	Libor + 175 bps	Yes - Full	—	450	841	302	—	—	—
Southwest Plaza [6]	100%	73,383	2018	71,902	Libor + 175 bps	Yes - Full	—	418	782	281	—	—	—
The Shops at Fallen Timbers [6]	100%	25,217	2018	24,709	Libor + 175 bps	Yes - Full	—	143	269	96	—	—	—
200 Lafayette	100%	33,000	2019	33,000	Libor + 250 bps	No	—	—	—	—	—	—	—
830 North Michigan	100%	85,000	2019	85,000	Libor + 160 bps	No	—	—	—	—	—	—	—
Lynnhaven Mall	100%	235,000	2019	235,000	Libor + 185 bps	No	—	—	—	—	—	—	—
Westlake Center	100%	42,500	2019	42,500	Libor + 230 bps	No	—	—	—	—	—	—	—
Consolidated Property Level		$1,995,445		$1,967,473	2.00%		$—	$7,902	$14,767	$5,303	$—	$—	$—

Unconsolidated Property Level
Union Square Portfolio	50%	$16,250	2018	$16,250	Libor + 400 bps	No	$—	$—	$—	$—	$—	$—	$—
Miami Design District	13%	51,162	2019	51,162	Libor + 250 bps	No	—	—	—	—	—	—	—
530 Fifth Avenue	50%	15,500	2019	15,423	Libor + 788 bps	No	—	—	38	39	—	—	—
530 Fifth Avenue	50%	95,000	2019	94,526	Libor + 325 bps	No	—	—	237	237	—	—	—
Ala Moana Construction Loan[7]	63%	175,755	2019	175,755	Libor + 190 bps	Yes - Partial	—	—	—	—	—	—	—

Debt Detail, At Share[1] As of June 30, 2015 (In thousands)

							Amortization
Property	Own%	Proportionate Balance	Maturity Year [2]	Balloon Pmt at Maturity	Coupon Rate	Parent Recourse as of 6/30/2015 [3]	2015	2016	2017	2018	2019	2020	Subsequent
522 Fifth Avenue	10%	8,374	2019	8,374	Libor + 250 bps	No	—	—	—	—	—	—	—
685 Fifth Avenue	50%	170,000	2019	170,000	Libor + 275 bps	No	—	—	—	—	—	—	—
730 Fifth Avenue	37%	457,750	2020	457,750	Libor + 263 bps	No	—	—	—	—	—	—	—
Bayside Marketplace	51%	127,500	2020	127,500	Libor + 205 bps	No	—	—	—	—	—	—	—
Baybrook Construction Loan[8]	53%	13,660	2020	13,660	Libor + 200 bps	Yes - Partial	—	—	—	—	—	—	—
85 Fifth Avenue	50%	30,000	2021	30,000	Libor + 275 bps	No	—	—	—	—	—	—	—
Unconsolidated Property Level		$1,160,951		$1,160,400	3.09%		$—	$—	$275	$276	$—	$—	$—

Consolidated Corporate
Junior Subordinated Notes Due 2036	100%	$206,200	2036	$206,200	Libor + 145 bps	Yes - Full	$—	$—	$—	$—	$—	$—	$—
Consolidated Corporate		$206,200		$206,200	1.73%		$—	$—	$—	$—	$—	$—	$—

Total Variable Rate Debt		$3,362,596		$3,334,073	2.36%		$—	$7,902	$15,042	$5,579	$—	$—	$—

Total [9,10]		$19,307,964		$17,944,178	4.05%		$75,623	$166,164	$178,722	$178,324	$176,722	$171,379	$416,852

1.	Proportionate share for Consolidated Properties presented exclusive of non-controlling interests.

2.	Assumes that all maturity extensions are exercised.

3.	Total recourse to GGP or its subsidiaries of approximately $1.9 billion.

4.	Loan is cross-collateralized with other properties.

5.	$45.0 million B-note is subordinate to return of GGP's additional contributed equity.

6.	Properties provide mortgage collateral as guarantors for $1.4 billion corporate borrowing and are cross collateralized.

7.	Reflects the amount drawn as of June 30, 2015 on the $450.0 construction loan ($281.3 million at share).

8.	Reflects the amount drawn as of June 30, 2015 on the $126.0 construction loan ($78.8 million at share).

9.	Excludes the $1.1 billion corporate revolver. As of June 30, 2015 the corporate revolver was undrawn.

10.	Reflects amortization for the period subsequent to June 30, 2015.

Debt Summary of Debt Transactions As of June 30, 2015 (In thousands)

Closing Date	Property Name	GGP Ownership %	New Loan at Share	New Term	New Interest Rate	Repayment at Share	Old Term	Old Interest Rate	Net Proceeds at Share

Refinancings
February 2015	Beachwood Place	100.0%	$220,000	10	3.9%	$(212,911)	2.7	5.6%	$7,089
April 2015	The Shops at La Cantera	75.0%	262,500	12	3.6%	(117,849)	0.2	6.0%	144,651
May 2015	Alderwood	50.0%	177,500	10	3.5%	(120,976)	0.3	6.7%	56,524

	Total		$660,000	10.8	3.7%	$(451,736)	1.4	6.0%	$208,264

Repayments

February 2015	Peachtree Mall	100.0%				$(77,790)	0.2	5.1%	$(77,790)
March 2015	Eastridge Mall CA	100.0%				(142,210)	2.4	5.8%	(142,210)
March 2015	Glenbrook Square	100.0%				(153,477)	1.7	4.9%	(153,477)
March 2015	Ridgedale Center	100.0%				(153,750)	1.5	4.9%	(153,750)
April 2015	Quail Springs Mall	100.0%				(67,120)	0.2	6.7%	(67,120)

	Total					$(594,347)	1.5	5.3%	$(594,347)

Asset Transactions

ASSET TRANSACTIONS Summary of Asset Transactions For the Six Months Ended June 30, 2015 (In thousands, except GLA)

Acquisitions
Closing Date	Property Name	Property Location	GGP Ownership %	Total GLA	Gross Purchase Price at Share [1]	Debt at Share	Net Equity at Share [1]
						($ in thousands)

March 2015	Interests in 12 Sears Anchors	Various	50.0%	1,926,166	$165,000	$—	$164,490
April 2015	730 Fifth Ave	New York, NY	50.0%	112,222	666,265	457,750	208,518
April 2015	85 Fifth Ave	New York, NY	50.0%	12,947	43,950	30,000	13,960

	Total			2,051,335	$875,215	$487,750	$386,968

Dispositions
Closing Date	Property Name	Property Location	Sold Ownership %	Total GLA	Gross Proceeds at Share	Debt at Share	Net Proceeds at Share [1]
						($ in thousands)

January 2015	The Trails Village Center	Las Vegas, NV	50.0%	174,644	$27,625	$5,756	$22,120
April 2015	200 Lafayette Office	New York, NY	100%	83,826	124,500	67,000	49,417

	Total			258,470	$152,125	$72,756	$71,537

Joint Venture Interests
February 2015	Ala Moana Center [2]	Honolulu, HI	25.0%	2,182,074	$1,376,309	$462,500	$907,000
April 2015			12.5%		687,293	231,250	453,500

	Total			2,182,074	$2,063,602	$693,750	$1,360,500

1.	Includes closing costs.

2.
On February 27, 2015, GGP sold a 25% interest in Ala Moana Center for net proceeds of $907 million. GGP received $670 million at closing and will receive the remaining $237 million in late 2016 after substantial completion of the redevelopment. On April 10, 2015, GGP sold an additional 12.5% in Ala Moana Center for net proceeds of $454 million. GGP received $335 million at closing and will receive the remaining $119 million in late 2016 after substantial completion of redevelopment.

ASSET TRANSACTIONS Sold Interests

2015	Month of Disposition
JV Interests
Ala Moana Center (12.5%)	April 2015
Ala Moana Center (25%)	February 2015

Stand Alone Strip Centers, Office & Other Retail
200 Lafayette Office	April 2015
Trails Village Center	January 2015

2014
JV Interests
Bayside Marketplace (49%)	December 2014

Stand Alone Strip Centers, Office & Other Retail
Center Point Plaza	December 2014
Columbia Office Portfolio	December 2014
Lincolnshire Commons	September 2014
Stonestown Medical Office Building	September 2014
Fallbrook Center	June 2014
Regency Square Mall	February 2014

Portfolio Operating Metrics

PORTFOLIO OPERATING METRICS Key Operating Performance Indicators As of and for the Six Months Ended June 30, 2015 (GLA in thousands)

GLA Summary (in thousands)
	Number of Properties	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Total Retail Property	Strip Center GLA	Office GLA	Total GLA	Total GLA at Share [1]	% Leased
Consolidated Retail Properties	88	37,324	13,135	34,712	85,171	1,194	1,082	87,447	52,156	95.6%
Unconsolidated Retail Properties	35	16,972	4,868	13,919	35,759	450	1,303	37,512	12,110	96.7%
Same Store Retail Properties[2]	123	54,296	18,003	48,631	120,930	1,644	2,385	124,959	64,266	96.0%
Non-Same Store Retail Properties	8	1,435	159	542	2,136	—	284	2,420	884
Total Retail Properties	131	55,731	18,162	49,173	123,066	1,644	2,669	127,379	65,150

Non-Same Store Strip Centers & Other Retail	4	755	340	307	1,402	95	—	1,497	570	62.4%
Total Real Estate	135	56,486	18,502	49,480	124,468	1,739	2,669	128,876	65,720	94.9%

Same Store Operating Metrics[2]

			In-Place Rent		Tenant Sales [3]
June 30, 2015	% Leased	% Occupied	<10K SF	All Less Anchors	<10K SF	All Less Anchors	Occupancy Cost
Consolidated Retail Properties	95.6%	94.2%	$65.09	$52.44	$512	$12,144	13.8%
Unconsolidated Retail Properties	96.7%	94.9%	89.00	74.32	774	8,363	12.2%
Same Store Retail Properties	96.0%	94.5%	$72.75	$59.48	$595	$20,506	13.2%

			In-Place Rent		Tenant Sales [3]
June 30, 2014	% Leased	% Occupied	<10K SF	All Less Anchors	<10K SF	All Less Anchors	Occupancy Cost

Consolidated Retail Properties	96.2%	94.3%	$67.93	$55.73	$517	$12,746	14.2%
Unconsolidated Retail Properties	97.0%	95.4%	79.94	66.70	696	7,078	11.8%
Same Store Retail Properties	96.5%	94.6%	$71.43	$58.99	$563	$19,824	13.4%

1.	Total GLA at Share includes assets at GGP ownership percentages and excludes tenant owned area.

2.	Same Store Metrics include all properties designated in the Property Schedule (pages 20-26) as "Total Same Store Retail Properties".

3.	Tenant Sales <10K SF is presented as Sales per square foot in dollars, and Tenant Sales All Less Anchors is presented as total sales volume in millions of dollars.

PORTFOLIO OPERATING METRICS Signed Leases[1] All Less Anchors As of June 30, 2015

	Leasing Activity - All Leases

	Commencement 2015
	# of Leases	SF	Term (in years)	Initial Rent PSF	Average Rent PSF

New and Renewal Leases	1,631	5,882,101	6.8	$58.82	$64.52
Percent in Lieu/Gross	186	1,134,335	5.6	N/A	N/A
Total Leases	1,817	7,016,436	6.6	$58.82	$64.52

	Commencement 2016
	# of Leases	SF	Term (in years)	Initial Rent PSF	Average Rent PSF
New and Renewal Leases	132	749,694	9.9	$75.63	$86.93
Percent in Lieu/Gross	9	58,180	5.4	N/A	N/A
Total Leases	141	807,874	9.5	$75.63	$86.93

	SUITE TO SUITE - Lease Spread [2,3]

	New and Renewal Leases
	# of Leases	SF	Term (in years)	Initial Rent PSF	Average Rent PSF	Expiring Rent PSF	Initial Rent Spread		Average Rent Spread
Trailing 12 Commencements	1,616	4,756,024	6.7	$62.30	$69.25	$56.42	$5.88	10.4%	$12.83	22.7%
2016 Commencements	112	399,811	7.4	$97.41	$109.69	$78.75	$18.66	23.7%	$30.93	39.3%

1.	Same Store Metrics include all properties designated in the Property Schedule (pages 20-26) as "Total Same Store Retail Properties".

2.	Represents signed leases that have commenced in the specified period compared to expiring rent for the prior tenant in the same suite. New suites are withing 10,000 SF of the expiring suites.

3.	Represents leases where downtime between the new and previous tenant was less than 24 months.

PORTFOLIO OPERATING METRICS Lease Expiration Schedule and Top Ten Tenants [1]

Lease Expiration Year [2]	Number of Expiring Leases	Expiring GLA at 100% (in thousands)	Percent of Total	Expiring Rent (in thousands)	Expiring Rent ($psf)

Specialty Leasing	1,127	2,412	4.6%	$51,334	$21.28
2015	684	1,850	3.6%	118,920	64.28
2016	1,825	5,922	11.4%	333,971	56.39
2017	1,837	5,948	11.4%	336,653	56.6
2018	1,501	5,302	10.2%	337,588	63.67
2019	1,205	5,364	10.3%	315,977	58.91
2020	979	3,853	7.4%	238,506	61.9
2021	796	3,031	5.8%	207,662	68.52
2022	862	3,640	7.0%	235,349	64.65
2023	916	3,807	7.3%	277,261	72.83
2024	871	4,213	8.1%	307,467	72.98
Subsequent	909	6,759	13.0%	378,360	55.98
Total	13,512	52,102	100.0%	$3,139,048	$60.25
Vacant Space	937	2,194
Mall and Freestanding GLA	14,449	54,296

Top Ten Largest Tenants	Primary DBA	Percent of Minimum Rents, Tenant Recoveries and Other

Limited Brands, Inc	Victoria's Secret, Bath & Body Works, PINK, Henri Bendel	3.6%
The Gap, Inc	Gap, Banana Republic, Old Navy	2.7%
Foot Locker, Inc	Footlocker, Champs Sports, Footaction USA	2.6%
Forever 21, Inc	Forever 21	2.3%
Abercrombie & Fitch Stores, Inc	Abercrombie, Abercrombie & Fitch, Hollister	2.1%
Signet Jewelers Limited	Zales, Gordon's, Kay, Jared	1.6%
Express, Inc	Express, Express Men	1.6%
Genesco Inc	Journeys, Lids, Underground Station, Johnston & Murphy	1.5%
Luxottica Group S.P.A.	Lenscrafters, Sunglass Hut, Pearle Vision	1.5%
American Eagle Outfitters, Inc	American Eagle, Aerie, Martin + Osa	1.4%
Totals		20.9%

1.	Same Store metrics include all properties designated in property schedule (pages 20-26) as "Total Same Store Retail Properties".

2.	Expirations include tenants on percentage rent, with the tenants' trailing twelve months of rent included as a proxy for expiring rent.

PORTFOLIO OPERATING METRICS Property Schedule As of June 30, 2015

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased
Consolidated Retail Properties
200 Lafayette		100%	New York, NY	31,328	—	—	—	—	31,328	100.0%
830 N. Michigan Ave.		100%	Chicago, IL	121,637	—	—	—	—	121,637	100.0%
Apache Mall	Herberger's, JCPenney, Macy's	100%	Rochester, MN	408,960	206,326	162,790	—	—	778,076	97.7%
Augusta Mall	Dillard's, JCPenney, Macy's, Sears	100%	Augusta, GA	503,589	—	597,223	—	—	1,100,812	95.7%
Baybrook Mall	Dillard's, JCPenney, Macy's, Sears	100%	Friendswood (Houston), TX	440,079	96,605	720,931	—	—	1,257,615	97.3%
Beachwood Place	Dillard's, Nordstrom, Saks Fifth Avenue	100%	Beachwood, OH	344,188	317,347	247,000	94,835	—	1,003,370	95.7%
Bellis Fair	JCPenney, Kohl's, Macy's, Target	100%	Bellingham (Seattle), WA	437,104	100,400	237,910	—	—	775,414	97.4%
Boise Towne Square	Dillard's, JCPenney, Macy's, Sears, Kohl's	100%	Boise, ID	422,445	425,556	247,714	114,687	—	1,210,402	95.5%
Brass Mill Center	Burlington Coat Factory, JCPenney, Macy's, Sears	100%	Waterbury, CT	444,656	218,339	319,391	197,087	—	1,179,473	97.6%
Coastland Center	Dillard's, JCPenney, Macy's, Sears	100%	Naples, FL	337,550	123,921	466,469	—	—	927,940	95.8%
Columbia Mall	Dillard's, JCPenney, Sears, Target	100%	Columbia, MO	314,338	85,972	335,088	—	—	735,398	93.3%
Columbiana Centre	Belk, Dillard's, JCPenney	100%	Columbia, SC	269,101	190,911	360,643	—	—	820,655	99.9%
Coral Ridge Mall	Dillard's, JCPenney, Target, Younkers	100%	Coralville (Iowa City), IA	521,555	98,596	442,365	—	—	1,062,516	98.6%
Coronado Center	JCPenney, Kohl's, Macy's, Sears	100%	Albuquerque, NM	505,837	305,503	281,144	—	—	1,092,484	98.4%
Crossroads Center	JCPenney, Macy's, Sears, Target	100%	St. Cloud, MN	371,988	294,167	229,275	—	—	895,430	86.6%
Cumberland Mall	Costco, Macy's, Sears	100%	Atlanta, GA	378,790	147,409	500,575	—	—	1,026,774	98.9%
Deerbrook Mall	Dillard's, JCPenney, Macy's, Sears	100%	Humble (Houston), TX	557,412	—	653,540	—	—	1,210,952	98.8%
Eastridge Mall WY	JCPenney, Macy's, Sears, Target	100%	Casper, WY	276,555	213,913	75,883	—	—	566,351	89.6%
Eastridge Mall CA	JCPenney, Macy's, Sears	100%	San Jose, CA	596,492	246,261	426,000	—	—	1,268,753	97.3%
Fashion Place	Dillard's, Nordstrom	100%	Murray, UT	443,072	281,175	319,603	—	—	1,043,850	98.6%

PORTFOLIO OPERATING METRICS Property Schedule As of June 30, 2015

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased
Fashion Show	Dillard's, Macy's, Macy's Mens, Neiman Marcus, Nordstrom, Saks Fifth Avenue	100%	Las Vegas, NV	698,922	271,635	761,653	—	—	1,732,210	98.7%
Four Seasons Town Centre	Dillard's, JCPenney	100%	Greensboro, NC	436,002	429,969	212,047	—	—	1,078,018	92.0%
Fox River Mall	JCPenney, Macy's, Sears, Target, Younkers	100%	Appleton, WI	596,274	30,000	564,914	—	—	1,191,188	97.7%
Glenbrook Square	JCPenney, Macy's, Sears, Carson's	100%	Fort Wayne, IN	448,026	555,870	221,000	—	—	1,224,896	88.6%
Governor's Square	Dillard's, JCPenney, Macy's, Sears	100%	Tallahassee, FL	342,117	—	691,605	—	—	1,033,722	95.2%
Grand Teton Mall	Dillard's, JCPenney, Macy's, Sears	100%	Idaho Falls, ID	211,466	323,925	—	93,274	—	628,665	91.0%
Greenwood Mall	Dillard's, JCPenney, Macy's, Sears	100%	Bowling Green, KY	422,536	156,096	272,957	—	—	851,589	96.9%
Hulen Mall	Dillard's, Macy's, Sears	100%	Ft. Worth, TX	398,130	—	596,570	—	—	994,700	93.4%
Jordan Creek Town Center	Dillard's, Younkers	100%	West Des Moines, IA	748,176	—	349,760	251,133	—	1,349,069	96.6%
Lakeside Mall	JCPenney, Lord & Taylor, Macy's, Macy's Mens & Home, Sears	100%	Sterling Heights, MI	483,227	115,300	905,418	—	—	1,503,945	85.6%
Lynnhaven Mall	Dillard's, JCPenney, Macy's	100%	Virginia Beach, VA	601,931	150,434	380,958	—	—	1,133,323	98.0%
Mall Of Louisiana	Dillard's, Dillard's Men's & Home, JCPenney, Macy's, Sears	100%	Baton Rouge, LA	623,655	—	805,630	143,634	—	1,572,919	97.2%
Mall St. Matthews	Dillard's, Dillard's Men's & Home, JCPenney	100%	Louisville, KY	505,576	—	514,135	—	—	1,019,711	95.5%
Market Place Shopping Center	Bergner's, JCPenney, Macy's	100%	Champaign, IL	412,009	234,834	149,980	—	—	796,823	96.8%
Mayfair	Boston Store, Macy's, Nordstrom	100%	Wauwatosa (Milwaukee), WI	575,857	288,596	348,714	—	314,991	1,528,158	97.9%
Meadows Mall	Dillard's, JCPenney, Macy's, Sears	100%	Las Vegas, NV	307,233	—	636,853	—	—	944,086	94.5%
Mondawmin Mall		100%	Baltimore, MD	392,291	—	—	—	65,528	457,819	99.9%
Newgate Mall	Dillard's, Sears, Burlington Coat Factory	100%	Ogden (Salt Lake City), UT	331,756	218,874	118,919	—	—	669,549	96.3%
North Point Mall	Dillard's, JCPenney, Macy's, Sears, Von Maur	100%	Alpharetta (Atlanta), GA	421,780	539,850	363,151	—	—	1,324,781	89.4%
North Star Mall	Dillard's, JCPenney, Macy's, Saks Fifth Avenue	100%	San Antonio, TX	519,275	207,196	522,126	—	—	1,248,597	99.4%
Northridge Fashion Center	JCPenney, Macy's, Sears	100%	Northridge (Los Angeles), CA	636,776	—	824,443	—	—	1,461,219	97.9%

PORTFOLIO OPERATING METRICS Property Schedule As of June 30, 2015

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased
Northtown Mall	JCPenney, Kohl's, Macy's, Sears	100%	Spokane, WA	395,012	276,488	242,392	—	—	913,892	89.1%
Oak View Mall	Dillard's, JCPenney, Sears, Younkers	100%	Omaha, NE	255,380	149,326	454,860	—	—	859,566	81.9%
Oakwood Center	Dillard's, JCPenney, Sears	100%	Gretna, LA	396,666	—	514,028	—	—	910,694	97.8%
Oakwood Mall	JCPenney, Macy's, Sears, Younkers	100%	Eau Claire, WI	403,589	116,620	298,224	—	—	818,433	93.2%
Oglethorpe Mall	Belk, JCPenney, Macy's, Sears	100%	Savannah, GA	406,358	220,824	315,760	—	—	942,942	97.0%
Oxmoor Center	Macy's, Sears, Von Maur	94%	Louisville, KY	350,876	156,000	411,210	—	—	918,086	95.8%
Paramus Park	Macy's, Sears	100%	Paramus, NJ	305,717	169,634	289,423	—	—	764,774	98.2%
Park City Center	The Bon Ton, Boscov's, JCPenney, Kohl's, Sears	100%	Lancaster (Philadelphia), PA	535,316	514,917	384,980	—	3,268	1,438,481	95.9%
Park Place	Dillard's, Macy's, Sears	100%	Tucson, AZ	468,629	—	581,457	—	—	1,050,086	96.3%
Peachtree Mall	Dillard's, JCPenney, Macy's	100%	Columbus, GA	293,982	221,539	287,076	—	12,600	815,197	94.2%
Pecanland Mall	Belk, Burlington Coat Factory, Dillard's, JCPenney, Sears	100%	Monroe, LA	349,205	19,962	595,474	—	—	964,641	92.4%
Pembroke Lakes Mall	Dillard's, Dillard's Men's & Home, JCPenney, Macy's, Macy's Home Store, Sears	100%	Pembroke Pines (Fort Lauderdale), FL	353,567	395,219	386,056	—	—	1,134,842	98.8%
Pioneer Place		100%	Portland, OR	348,527	—	—	—	288,425	636,952	90.9%
Prince Kuhio Plaza	Macy's, Sears	100%	Hilo, HI	300,276	124,547	61,873	—	—	486,696	95.9%
Providence Place	JCPenney, Macy's, Nordstrom	94%	Providence, RI	734,700	—	513,816	—	4,304	1,252,820	99.2%
Provo Towne Centre	Dillard's, JCPenney, Sears	75%	Provo, UT	300,303	285,479	206,240	—	—	792,022	85.0%
Quail Springs Mall	Dillard's, JCPenney, Macy's, Von Maur	100%	Oklahoma City, OK	451,075	160,000	505,596	—	—	1,116,671	97.5%
Red Cliffs Mall	Dillard's, JCPenney, Sears	100%	St. George, UT	150,019	235,031	—	57,304	—	442,354	94.5%
Ridgedale Center	JCPenney, Macy's, Sears, Nordstrom	100%	Minnetonka, MN	276,667	205,072	595,868	—	—	1,077,607	94.7%
River Hills Mall	Herberger's, JCPenney, Sears, Target	100%	Mankato, MN	343,501	189,559	174,383	—	—	707,443	93.0%
Rivertown Crossings	JCPenney, Kohl's, Macy's, Sears, Younkers	100%	Grandville (Grand Rapids), MI	631,479	—	635,625	—	—	1,267,104	94.7%

PORTFOLIO OPERATING METRICS Property Schedule As of June 30, 2015

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased
Rogue Valley Mall	JCPenney, Kohl's, Macy's, Macy's Home Store	100%	Medford (Portland), OR	279,931	170,625	186,359	—	—	636,915	81.6%
Sooner Mall	Dillard's, JCPenney, Sears	100%	Norman, OK	220,963	129,823	137,082	—	—	487,868	99.7%
Spokane Valley Mall	JCPenney, Macy's, Sears	75%	Spokane, WA	352,048	126,243	251,366	138,002	—	867,659	92.6%
Staten Island Mall	Macy's, Sears, JCPenney	100%	Staten Island, NY	529,726	190,441	466,922	77,035	—	1,264,124	96.7%
Stonestown Galleria	Macy's, Nordstrom	100%	San Francisco, CA	406,798	160,505	267,788	—	—	835,091	97.5%
The Crossroads	Burlington Coat Factory, JCPenney, Macy's, Sears	100%	Portage (Kalamazoo), MI	266,422	—	502,961	—	—	769,383	91.5%
The Gallery At Harborplace		100%	Baltimore, MD	131,463	—	—	—	283,321	414,784	84.3%
The Maine Mall	The Bon Ton, JCPenney, Macy's, Sears	100%	South Portland, ME	506,311	120,844	377,662	—	600	1,005,417	98.6%
The Mall In Columbia	JCPenney, Lord & Taylor, Macy's, Nordstrom, Sears	100%	Columbia, MD	634,108	351,168	449,000	—	—	1,434,276	98.7%
The Oaks Mall	Belk, Dillard's, JCPenney, Macy's, Sears	100%	Gainesville, FL	348,096	233,367	324,500	—	—	905,963	91.2%
The Parks At Arlington	Dillard's, JCPenney, Macy's, Sears	100%	Arlington (Dallas), TX	761,445	—	748,945	—	—	1,510,390	98.0%
The Shoppes At Buckland Hills	JCPenney, Macy's, Macy's Mens & Home, Sears	100%	Manchester, CT	560,061	—	512,611	—	—	1,072,672	92.3%
The Shops At Fallen Timbers	Dillard's, JCPenney	100%	Maumee, OH	351,080	—	261,502	—	—	612,582	95.2%
The Shops at La Cantera	Dillard's, Macy's, Neiman Marcus, Nordstrom	75%	San Antonio, TX	617,843	—	627,597	—	70,094	1,315,534	97.6%
The Streets At Southpoint	Hudson Belk, JCPenney, Macy's, Nordstrom, Sears	94%	Durham, NC	608,372	—	726,347	—	—	1,334,719	97.6%
The Woodlands Mall	Dillard's, JCPenney, Macy's, Nordstrom	100%	Woodlands (Houston), TX	624,974	—	713,438	—	38,905	1,377,317	99.3%
Town East Mall	Dillard's, JCPenney, Macy's, Sears	100%	Mesquite (Dallas), TX	413,405	—	809,386	—	—	1,222,791	96.3%
Tucson Mall	Dillard's, JCPenney, Macy's, Sears	100%	Tucson, AZ	609,803	—	641,458	27,305	—	1,278,566	93.9%
Tysons Galleria	Macy's, Neiman Marcus, Saks Fifth Avenue	100%	McLean (Washington, D.C.), VA	309,789	—	511,933	—	—	821,722	91.6%
Valley Plaza Mall	JCPenney, Macy's, Sears, Target	100%	Bakersfield, CA	520,729	364,792	292,176	—	—	1,177,697	99.3%
Visalia Mall	JCPenney, Macy's	100%	Visalia, CA	173,889	257,000	—	—	—	430,889	95.0%
Westlake Center		100%	Seattle, WA	108,803	—	—	—	—	108,803	95.2%

PORTFOLIO OPERATING METRICS Property Schedule As of June 30, 2015

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased
Westroads Mall	JCPenney, Von Maur, Younkers	100%	Omaha, NE	518,021	—	529,036	—	—	1,047,057	95.5%
White Marsh Mall	JCPenney, Macy's, Macy's Home Store, Sears, Boscov's	100%	Baltimore, MD	436,919	257,345	466,010	—	—	1,160,274	93.6%
Willowbrook	Bloomingdale's, Lord & Taylor, Macy's, Sears	100%	Wayne, NJ	491,765	2,060	1,028,000	—	—	1,521,825	99.3%
Woodbridge Center	Boscov's, JCPenney, Lord & Taylor, Macy's, Sears	100%	Woodbridge, NJ	650,480	455,739	560,935	—	—	1,667,154	93.7%
Total Consolidated Retail Properties			Count: 88	37,323,779	13,135,149	34,711,732	1,194,296	1,082,036	87,446,992	95.6%

Unconsolidated Retail Properties
Ala Moana Center [1]	Macy's, Neiman Marcus, Nordstrom, Bloomingdale's	63%	Honolulu, HI	955,837	849,735	—	14,042	362,726	2,182,340	96.4%
Alderwood	JCPenney, Macy's, Nordstrom, Sears	50%	Lynnwood (Seattle), WA	578,140	177,679	528,219	39,096	—	1,323,134	97.4%
Altamonte Mall	Dillard's, JCPenney, Macy's, Sears	50%	Altamonte Springs (Orlando), FL	481,060	158,658	519,890	—	—	1,159,608	97.4%
Bayside Marketplace		51%	Miami, FL	217,198	—	—	—	1,103	218,301	91.0%
Bridgewater Commons	Bloomingdale's, Lord & Taylor, Macy's	35%	Bridgewater, NJ	405,668	150,525	352,351	92,584	—	1,001,128	97.1%
Carolina Place	Belk, Dillard's, JCPenney, Macy's, Sears	50%	Pineville (Charlotte), NC	386,410	277,404	496,098	—	—	1,159,912	97.5%
Christiana Mall	JCPenney, Macy's, Nordstrom, Target	50%	Newark, DE	625,697	—	641,312	—	—	1,267,009	98.6%
Clackamas Town Center	JCPenney, Macy's, Macy's Home Store, Nordstrom, Sears	50%	Happy Valley, OR	631,344	—	774,842	—	—	1,406,186	98.8%
First Colony Mall	Dillard's, Dillard's Men's & Home, JCPenney, Macy's	50%	Sugar Land, TX	506,290	—	619,048	—	—	1,125,338	98.8%
Florence Mall	JCPenney, Macy's, Macy's Home Store, Sears	50%	Florence (Cincinnati, OH), KY	388,688	—	552,407	—	—	941,095	86.9%
Galleria At Tyler	JCPenney, Macy's, Nordstrom	50%	Riverside, CA	559,637	—	468,208	—	—	1,027,845	98.4%
Glendale Galleria	Bloomingdale's, JCPenney, Macy's, Target	50%	Glendale, CA	505,956	305,000	525,000	—	136,867	1,472,823	98.7%
Kenwood Towne Centre [2]	Dillard's, Macy's, Nordstrom	50%	Cincinnati, OH	520,344	240,656	400,665	—	—	1,161,665	98.6%
Mizner Park	Lord & Taylor	47%	Boca Raton, FL	178,150	79,822	—	—	264,199	522,171	91.6%
Natick Mall	JCPenney, Lord & Taylor, Macy's, Sears, Neiman Marcus, Nordstrom	50%	Natick (Boston), MA	747,722	389,280	558,370	—	—	1,695,372	96.1%

PORTFOLIO OPERATING METRICS Property Schedule As of June 30, 2015

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased
Neshaminy Mall	Boscov's, Macy's, Sears	50%	Bensalem, PA	413,850	188,394	418,595	—	—	1,020,839	92.8%
Northbrook Court	Lord & Taylor, Macy's, Neiman Marcus	50%	Northbrook (Chicago), IL	477,673	126,000	410,277	—	—	1,013,950	95.1%
Oakbrook Center	Lord & Taylor, Macy's, Neiman Marcus, Nordstrom, Sears	48%	Oak Brook (Chicago), IL	1,116,677	606,081	467,863	—	239,270	2,429,891	96.8%
Otay Ranch Town Center	Macy's	50%	Chula Vista (San Diego), CA	500,124	—	140,000	—	—	640,124	94.1%
Park Meadows	Dillard's, JCPenney, Macy's, Nordstrom	35%	Lone Tree, CO	757,184	—	823,000	—	—	1,580,184	97.0%
Perimeter Mall	Dillard's, Macy's, Nordstrom, Von Maur	50%	Atlanta, GA	504,668	222,056	831,218	—	—	1,557,942	98.2%
Pinnacle Hills Promenade	Dillard's, JCPenney	50%	Rogers, AR	359,081	98,540	162,140	304,505	52,231	976,497	95.3%
Plaza Frontenac	Neiman Marcus, Saks Fifth Avenue	55%	St. Louis, MO	224,509	125,669	135,044	—	—	485,222	98.2%
Riverchase Galleria	Belk, JCPenney, Macy's, Sears, Von Maur	50%	Hoover (Birmingham), AL	563,194	330,032	610,026	—	—	1,503,252	93.1%
Saint Louis Galleria [1]	Dillard's, Macy's, Nordstrom	74%	St. Louis, MO	458,792	—	714,052	—	—	1,172,844	97.7%
Stonebriar Centre	Dillard's, JCPenney, Macy's, Nordstrom, Sears	50%	Frisco (Dallas), TX	846,057	162,018	703,174	—	—	1,711,249	99.2%
The Grand Canal Shoppes	Barneys New York	50%	Las Vegas, NV	648,388	84,743	—	—	34,414	767,545	94.6%
The Shoppes At River Crossing	Belk, Dillard's	50%	Macon, GA	393,915	—	333,219	—	—	727,134	97.4%
Towson Town Center	Macy's, Nordstrom	35%	Towson, MD	602,673	—	419,129	—	—	1,021,802	98.4%
Union/Geary		50%	San Francisco, CA	22,492	—	—	—	19,507	41,999	100.0%
Union/Stockton		50%	San Francisco, CA	16,987	—	—	—	—	16,987	100.0%
Village Of Merrick Park	Neiman Marcus, Nordstrom	55%	Coral Gables, FL	409,809	—	330,000	—	101,263	841,072	97.8%
Water Tower Place	Macy's	47%	Chicago, IL	407,311	296,128	—	—	88,809	792,248	97.7%
Whaler's Village		50%	Lahaina, HI	100,880	—	—	—	2,557	103,437	97.6%
Willowbrook Mall	Dillard's, JCPenney, Macy's, Macy's Mens, Sears	50%	Houston, TX	459,768	—	984,372	—	—	1,444,140	97.5%
Total Unconsolidated Retail Properties			Count: 35	16,972,173	4,868,420	13,918,519	450,227	1,302,946	37,512,285	96.7%
Total Same Store Retail Properties [3]			Count: 123	54,295,952	18,003,569	48,630,251	1,644,523	2,384,982	124,959,277	96.0%

PORTFOLIO OPERATING METRICS Property Schedule As of June 30, 2015

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased

Non-Same Store Retail Properties
Southwest Plaza	Dillard's, JCPenney, Macy's, Sears	100%	Littleton, CO	439,222	34,545	541,851	—	64,817	1,080,435	93.0%
The Shops at Bravern	Neiman Marcus	40%	Bellevue, WA	129,613	124,637	—	—	—	254,250	89.3%
522 Fifth Avenue		10%	New York, NY	7,978	—	—	—	—	7,978	24.0%
530 Fifth Avenue		50%	New York, NY	57,720	—	—	—	—	57,720	54.1%
685 Fifth Avenue		50%	New York, NY	26,311	—	—	—	94,812	121,123	—%
730 Fifth Avenue		50%	New York, NY	64,956	—	—	—	32,672	97,628	100.0%
85 Fifth Avenue		50%	New York, NY	12,946	—	—	—	—	12,946	100.0%
Miami Design District [4]		13%	Miami, FL	695,768	—	—	—	91,917	787,685	58.7%
Total Retail Properties			Count: 131	55,730,466	18,162,751	49,172,102	1,644,523	2,669,200	127,379,042	95.4%

Non-Same Store Strip Centers & Other Retail
Lake Mead & Buffalo [5]		50%	Las Vegas, NV	64,991	—	—	85,957	—	150,948	94.4%
Lockport Mall		100%	Lockport, NY	—	—	—	9,114	—	9,114	100.0%
Shopping Leblon		35%	Rio de Janeiro, Brazil	251,280	—	—	—	—	251,280	98.0%
Owings Mills Mall [6]	JCPenney, Macy's	51%	Owings Mills, MD	438,582	340,000	307,037	—	—	1,085,619	30.2%
Total Non-Same Store Strip Centers & Other Retail			Count: 4	754,853	340,000	307,037	95,071	—	1,496,961	62.4%

1.	Ownership is substantially more than 50% but management decisions are decided by the joint venture and the entity is unconsolidated for reporting purposes.

2.	Ownership percentage includes retained debt of $91.8 million.

3.	Refer to page 17 (Key Operating Performance Indicators).

4.	Investment is considered cost method for reporting purposes and is reflected in prepaid and other assets in our proportionate balance sheet.

5.	Third party managed strip center.

6.	The Owings Mills Mall space is currently de-leased in preparation for future opportunities.

Miscellaneous

MISCELLANEOUS Capital Information (In thousands, except per share amounts)

June 30, 2015

Closing common stock price per share	$25.66
52 Week High [1]	31.70
52 Week Low [1]	22.92

Portfolio Net Debt, At Share
Portfolio Debt
Fixed	$15,945,368
Variable	3,344,456
Total Portfolio Debt	19,289,824
Less: Cash and Cash Equivalents	(370,446)
Portfolio Net Debt	$18,919,378

Portfolio Capitalization Data
Portfolio Net Debt	$18,919,378
Preferred Securities:
Convertible Preferred Units at 6.50%	26,637
Convertible Preferred Units at 7.00%	25,133
Convertible Preferred Units at 8.50%	101,569
Preferred Stock at 6.375%	250,000
Other Preferred Stock	360
Total Preferred Securities	$403,699

Common stock and Operating Partnership units outstanding at end of period [2]	$22,893,211
Total Market Capitalization at end of period	$42,216,288

1.	52-week pricing information includes the intra-day highs and lows.

2.	Amount calculated as outstanding shares at the end of the period multiplied by the closing share price plus outstanding partnership units multiplied by a conversion rate of 1.0397624 multiplied by the closing share price.

MISCELLANEOUS Change in Total Common and Equivalent Shares

Rollforward of Shares to June 30, 2015	Long Term Incentive Plan Common Units	Operating Partnership Units	Company Common Shares	Total Common Shares & Operating Partnership Units
			(In thousands)
Common Shares and Operating Partnership Units ("OP Units") Outstanding at December 31, 2014	—	4,625	884,912	889,537
Common Unit Cash Conversion	—	(14)	—	(14)
DRIP	—	—	9	9
Issuance of stock for restricted stock grants, net of forfeitures and stock options exercised	1,666	—	1,279	2,945
Issuance of stock for employee stock purchase program	—	—	98	98
Repurchase of common stock	—	—	(650)	(650)
Common Shares and OP Units Outstanding at June 30, 2015	1,666	4,611	885,648	891,925

Common Shares issuable assuming exercise of warrants [1]			57,041
Common Shares issuable assuming exercise of in-the-money stock options [2]			5,977
Common Shares issuable assuming exchange of OP Units			6,527
Diluted Common Shares and OP Units Outstanding at June 30, 2015			955,193

	Three Months Ended		Six Months Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
	(In thousands)		(In thousands)
Weighted average number of company shares outstanding	886,218	883,763	885,842	889,975
Weighted average number of stock options [3]	6,994	5,452	7,540	4,754
Weighted average number of GAAP dilutive warrants	59,377	51,510	60,104	49,654
Diluted weighted average number of Company shares outstanding - GAAP EPS	952,589	940,725	953,486	944,383

Weighted average number of common units	4,795	4,834	4,797	4,834
Weighted average number of LTIP Units	1,732	—	1,495	—
Diluted weighted average number of Company shares outstanding - FFO/Company FFO	959,116	945,559	959,778	949,217

1.
GGP has 73.9 million warrants outstanding convertible to 1.1884 Common Shares with a weighted average exercise price of $9.0003, with a scheduled expiration of November 9, 2017. 16.4 million warrants must be satisfied through net share settlement, with the remainder through either a net or full share settlement feature at the option of the holder.

Pursuant to the Plan, warrants to purchase equity were issued to the Plan Sponsors on the Effective Date.  The warrants are fully vested and the exercise prices will be subject to adjustment for future dividends, stock dividends, splits or reverse splits of our common stock or certain other events as are customary with such instruments at declaration.

Warrants	Weighted Average Exercise Price	Expiration Date	Impact of Dividend issued to stockholders of record as of April 15, 2015 [4]		Impact of settling warrants via net share settlement [5]
$57,500,000	$9.0471	Nov 9, 2017	Reduces exercise price to $9.0471	Increases number of Common shares per warrant to 1.1884	Net share: 68,333,000 x [25.66 - 9.0471] /25.66 = 44,240,425 shares delivered
$16,428,571	$8.8367	Nov 9, 2017	Reduces exercise price to $8.8367	Increases number of Common shares per warrant to 1.1884	Net share: 19,523,714 x [25.66 - 8.8367] /25.66 = 12,800,207 shares delivered
73,928,571	$9.0003				57,040,632 shares delivered

2.	The options are included at net share settlement.

3.	The impact of the stock options are dilutive under GAAP and FFO in 2015 and 2014.

4.	Based on dividend of $0.17 per share issued to stockholders of record on April 15, 2015.

5.	Based on stock price of $25.66 on June 30, 2015.

MISCELLANEOUS Development Summary

Property	Description	Ownership %	GGP's Total Projected Share of Cost	GGP's Investment to Date [1]	Expected Return on Investment [2]	Expected Project Opening
Major Development Summary (in millions, at share unless otherwise noted)

Open
	Total Open Projects	Various	$442.0	$421.7	12%

Under Construction
Mayfair Mall [3]	Nordstrom	100%	72.3	45.2	6-8%	Q4 2015
Wauwatosa, WI

Ridgedale Center [3]	Nordstrom, Macy's Expansion, New Inline GLA and renovation	100%	106.2	76.7	8-9%	Q4 2015
Minnetonka, MN

Southwest Plaza	Redevelopment	100%	72.6	46.1	9-10%	Q4 2015
Littleton, CO

Ala Moana Center [4]	Demolish existing Sears store and expand mall, adding anchor, box and	62.5%	358.3	280.0	9-10%	Q4 2015
Honolulu, HI	inline tenants, reconfigure center court

Baybrook Mall	Expansion	53%	90.5	45.9	9-10%	Q4 2015
Friendswood, TX

Other Projects	Redevelopment projects at various malls	N/A	344.6	99.0	8-9%	Various
Various Malls

	Total Projects Under Construction		$1,044.5	$592.9	8-10%

MISCELLANEOUS Development Summary

Property	Description	Ownership %	GGP's Total Projected Share of Cost	GGP's Investment to Date [1]	Expected Return on Investment [2]	Expected Project Opening
Major Development Summary (in millions, at share unless otherwise noted)

Projects in Pipeline
Staten Island Mall	Expansion	100%	180.0	6.0	8-9%	TBD
Staten Island, NY

New Mall Development	Ground up mall development	100%	285.0	39.4	8-10%	TBD
Norwalk, CT

Ala Moana Center [4]	Nordstrom box repositioning	62.5%	53.1	6.3	9-10%	TBD
Honolulu, HI

Other Projects	Redevelopment projects at various malls	N/A	139.2	3.3	8-9%	TBD
Various Malls

	Total Projects in Pipeline		$657.3	$55.0	8-10%

	Total Development Summary [5]		$2,143.8	$1,069.6	9-11%

1.	Projected costs and investments to date exclude capitalized interest and overhead.

2.	Return on investment represents first year stabilized cash on cost return, based upon budgeted assumptions. Actual costs may vary.

3.	Project ROI includes income related to uplift on existing space.

4.	The Ala Moana estimated project costs are $573 million and $85 million at 100% consistent with prior quarters. The at share amounts are adjusted to reflect GGP's 62.5% share.

5.	These totals exclude purchase price and any future redevelopment related to the Sears anchor boxes acquired in March 2015.

MISCELLANEOUS Capital Expenditures

Expenditures ($ in thousands)

	Six Months Ended	Six Months Ended
	June 30, 2015	June 30, 2014

Capital expenditures [1]	$75,832	$68,818
Tenant allowances and capitalized leasing costs [2]	76,411	61,584
Total	$152,243	$130,402

1.	Reflects only non-tenant operating capital expenditures.

2.	Reflects tenant allowances on current operating properties.

MISCELLANEOUS Corporate Information

Reporting Calendar
Results for year end will be announced according to the following approximate schedule:
Quarter	Earnings Release Date	Earnings Call Date
Q3 2015	November 2, 2015	November 3, 2015

Stock Information
Common Stock
NYSE: GGP

6.375% Series A Cumulative Redeemable Perpetual Preferred Stock (Series A Preferred Stock)
NYSE: GGP PrA

Security	Quarter	Declaration Date	Record Date	Date Payable or Paid	Dividend per Share
Common Stock	Q2 2015	May 21, 2015	July 15, 2015	July 31, 2015	$0.1700
Common Stock	Q1 2015	February 19, 2015	April 15, 2015	April 30, 2015	$0.1700
Common Stock	Q4 2014	November 14, 2014	December 15, 2014	January 2, 2015	$0.1700
Common Stock	Q3 2014	August 12, 2014	October 15, 2014	October 31, 2014	$0.1600
Common Stock	Q2 2014	May 15, 2014	July 15, 2014	July 31, 2014	$0.1500
Common Stock	Q1 2014	February 26, 2014	April 15, 2014	April 30, 2014	$0.1500
Series A Preferred Stock	Q2 2015	May 21, 2015	June 15, 2015	July 1, 2015	$0.3984
Series A Preferred Stock	Q1 2015	February 19, 2015	March 16, 2015	April 1, 2015	$0.3984
Series A Preferred Stock	Q4 2014	November 14, 2014	December 15, 2014	January 2, 2015	$0.3984
Series A Preferred Stock	Q3 2014	August 12, 2014	September 15, 2014	October 1, 2014	$0.3984
Series A Preferred Stock	Q2 2014	May 15, 2014	June 16, 2014	July 1, 2014	$0.3984
Series A Preferred Stock	Q1 2014	February 26, 2014	March 17, 2014	April 1, 2014	$0.3984

Investor Relations	Transfer Agent

Kevin Berry	American Stock Transfer & Trust Company, LLC
Vice President, Investor Relations	6201 15th Avenue
Phone (312) 960-5529	Brooklyn, NY 11219
kevin.berry@ggp.com	Phone: (866) 627-2643
Foreign Investor Line:
+1 718 921-8124

MISCELLANEOUS Glossary of Terms

Terms	Description
Gross Leasable Area (GLA)	Total gross leasable space at 100%.
Mall and Freestanding	Inline mall shop and outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores and development space.
Anchor/Traditional Anchor
Department stores whose merchandise appeals to a broad range of shoppers.  Anchors either own their stores, the land under them and adjacent parking areas, or enter into long-term leases at rates that are generally lower than the rents charged to mall store tenants.

Strip Center
An attached row of stores or service outlets managed as a coherent retail entity, with on-site parking usually located in front of the stores. Open canopies may connect the storefronts, but a strip center does not have enclosed walkways linking the stores.

Office	Leasable office space, either peripheral to a retail center or a stand-alone office building without a retail component.
Specialty Leasing	Temporary tenants on license agreements (as opposed to leases) with terms in excess of twelve months. License agreements are cancellable by the Company with 60 days notice.
Same Store NOI	Company NOI that excludes the periodic effects of acquisitions of new properties, reductions in ownership as a result of sales or other transactions, and certain redevelopments and other properties.
Non-Same Store NOI	Includes the periodic effects of acquisitions of new properties and certain redevelopments and other properties.
Company NOI	Same Store NOI plus Non-Same Store NOI. Excludes reductions in ownership as a result of sales or other transactions.
Company EBITDA
Company NOI plus management fees and other corporate revenues, property management and other costs and general and administrative expense. Excludes reductions in ownership as a result of sales or other transactions.

Sold Interests	Reduction in ownership as a result of sales or other transactions, excluded from Company NOI and Company EBITDA, included in Company FFO.

Operating Metrics	Description
Leased
Leased area represents the sum of: (1) tenant occupied space under lease, (2) all leases signed for currently vacant space, and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the Mall and Freestanding Area.

Occupied
Occupied area represents the sum of: (1) tenant occupied space under lease, (2) tenants no longer occupying space, but still paying rent, and (3) tenants with a signed lease paying rent, but not yet opened for all inline mall shop and outparcel retail locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Tenant Sales	Comparative rolling twelve month sales.
Occupancy Cost	Ratio of total tenant charges to comparative sales for inline mall tenants that opened at less than 10,000 square feet.
In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent and common area costs.
Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent and common area costs.
Initial Rent	Represents initial rent at the time of rent commencement consisting of base minimum rent and common area costs.
Average Rent	Represents average rent over the term consisting of base minimum rent and common area costs.
Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.
Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.